Investment in Affiliates	12 Months Ended
Dec. 31, 2015
Investment in Affiliates
Investment in Affiliates

10. Investment in Affiliates

        Investments in affiliates as of December 31, 2014 and 2015 were as follows:

	As of December 31,
	2014	2015
	RMB	RMB
Equity-method investments:
Ovation(i)	279,244	137,401
Explink (Note 3 (b))	3,013	—
Feiyuan(ii)	—	85,920
Others(iii)	5,133	29,385

Total	287,390	252,706

Details of the significant investments are as follows:

(i)

On February 21, 2014, the Group acquired a 23% equity interest in Ovation, which is a Cayman company that engages in research and development, and distribution of beauty products and production and publication of TV programme, for a total consideration of approximately US$55,777 (approximately RMB 339,303) pursuant to a share purchase and subscription agreement with Ovation and certain of its existing shareholders.

(ii)	In March 2015, the Group purchased 42.61% equity interest of Feiyuan Logistic Company ("Feiyuan") which is a PRC registered company that provides delivery service for purchase price of RMB 95,409.
(iii)

Other investments in affiliates comprise of a number of investments in private companies which the Group owns 20% voting right or higher and have significant influence, these investments include certain PRC registered companies that provides logistic services.

        During the years ended December 31, 2013, 2014 and 2015, the Group recognized its share of loss of affiliates in the amount of nil, RMB62,716 and RMB84,063 respectively. The total impairment losses on equity method investments were nil, nil and RMB58,510 during the years ended December 31, 2013, 2014 and 2015, respectively. The amount of impairment in 2015 relate to Ovation and is recorded as impairment loss of investments in the consolidated statements of income and comprehensive income.